Exhibit 15.2
November 13, 2007
Merrill Lynch & Co., Inc.
4 World Financial Center
New York, NY 10080
We have reviewed, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the unaudited condensed consolidated interim financial information of Merrill Lynch & Co., Inc. and subsidiaries (“Merrill Lynch”) as of June 29, 2007 and for the three-month and six-month periods ended June 29, 2007 and June 30, 2006, as indicated in our report dated August 3, 2007 (November 13, 2007 as to the effects of discontinued operations discussed in Note 17) (which report included an explanatory paragraph regarding the adoption of Statement of Financial Accounting Standards No. 157, “Fair Value Measurement,” Statement of Financial Accounting Standards No. 159, “The Fair Value Option for Financial Assets and Financial Liabilities—Including an amendment of FASB Statement No. 115,” and FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes, an Interpretation of FASB Statement No. 109”); because we did not perform an audit, we expressed no opinion on that information.
We are aware that our report referred to above, which is included in your Current Report on Form 8-K dated November 13, 2007, is incorporated by reference in the following Registration Statements, as amended:
Filed on Form S-8:
Registration Statement No. 33-41942 (1986 Employee Stock Purchase Plan)
Registration Statement No. 33-17908 (Incentive Equity Purchase Plan)
Registration Statement No. 33-33336 (Long-Term Incentive Compensation Plan)
Registration Statement No. 33-51831 (Long-Term Incentive Compensation Plan)
Registration Statement No. 33-51829 (401(k) Savings and Investment Plan)
Registration Statement No. 33-54154 (Non-Employee Directors’ Equity Plan)
Registration Statement No. 33-54572 (401(k) Savings and Investment Plan (Puerto Rico))
Registration Statement No. 33-56427 (Amended and Restated 1994 Deferred Compensation Plan for a Select Group of Eligible Employees)
Registration Statement No. 33-55155 (1995 Deferred Compensation Plan for a Select Group of Eligible Employees)

Registration Statement No. 33-60989 (1996 Deferred Compensation Plan for a Select Group of Eligible Employees)
Registration Statement No. 333-00863 (401(k) Savings & Investment Plan)
Registration Statement No. 333-09779 (1997 Deferred Compensation Plan for a Select Group of Eligible Employees)
Registration Statement No. 333-13367 (Restricted Stock Plan for Former Employees of Hotchkis and Wiley)
Registration Statement No. 333-15009 (1997 KECALP Deferred Compensation Plan for a Select Group of Eligible Employees)
Registration Statement No. 333-17099 (Deferred Unit and Stock Unit Plan for Non-Employee Directors)
Registration Statement No. 333-18915 (Long-Term Incentive Compensation Plan for Managers and Producers)
Registration Statement No. 333-32209 (1998 Deferred Compensation Plan for a Select Group of Eligible Employees)
Registration Statement No. 333-33125 (Employee Stock Purchase Plan for Employees of Merrill Lynch Partnerships)
Registration Statement No. 333-41425 (401(k) Savings & Investment Plan)
Registration Statement No. 333-56291 (Long-Term Incentive Compensation Plan for Managers and Producers)
Registration Statement No. 333-60211 (1999 Deferred Compensation Plan for a Select Group of Eligible Employees)
Registration Statement No. 333-62311 (Replacement Options; Midland Walwyn Inc.)
Registration Statement No. 333-85421 (401(k) Savings and Investment Plan)
Registration Statement No. 333-85423 (2000 Deferred Compensation Plan For a Select Group of Eligible Employees)
Registration Statement No. 333-92663 (Long-Term Incentive Compensation Plan for Managers and Producers)
Registration Statement No. 333-44912 (2001 Deferred Compensation Plan for a Select Group of Eligible Employees)

Registration Statement No. 333-64676 (1986 Employee Stock Purchase Plan)
Registration Statement No. 333-64674 (Long-Term Incentive Compensation Plan for Managers and Producers)
Registration Statement No. 333-68330 (2002 Deferred Compensation Plan for a Select Group of Eligible Employees)
Registration Statement No. 333-99105 (2003 Deferred Compensation Plan for a Select Group of Eligible Employees)
Registration Statement No. 333-108296 (2004 Deferred Compensation Plan for a Select Group of Eligible Employees)
Registration Statement No. 333-109236 (Employee Stock Compensation Plan)
Registration Statement No. 333-118615 (2005 Deferred Compensation Plan for a Select Group of Eligible Employees)
Registration Statement No. 333-125109 (2006 Deferred Compensation Plan for a Select Group of Eligible Employees)
Registration Statement No. 333-125181 (Deferred Stock Unit Plan for Non-Employees)
Registration Statement No. 333-134065 (2007 Deferred Compensation Plan for a Select Group of Eligible Employees)
Registration Statement No. 333-142962 (2008 Deferred Compensation Plan for a Select Group of Eligible Employees)
Filed on Form S-3:
Debt Securities, Warrants, Common Stock, Preferred Securities, and/or Depositary Shares:
Registration Statement No. 33-54218
Registration Statement No. 2-78338
Registration Statement No. 2-89519
Registration Statement No. 2-83477
Registration Statement No. 33-03602
Registration Statement No. 33-17965
Registration Statement No. 33-27512

Registration Statement No. 33-33335
Registration Statement No. 33-35456
Registration Statement No. 33-42041
Registration Statement No. 33-45327
Registration Statement No. 33-45777
Registration Statement No. 33-49947
Registration Statement No. 33-51489
Registration Statement No. 33-52647
Registration Statement No. 33-55363
Registration Statement No. 33-60413
Registration Statement No. 33-61559
Registration Statement No. 33-65135
Registration Statement No. 333-13649
Registration Statement No. 333-16603
Registration Statement No. 333-20137
Registration Statement No. 333-25255
Registration Statement No. 333-28537
Registration Statement No. 333-42859
Registration Statement No. 333-44173
Registration Statement No. 333-59997
Registration Statement No. 333-68747
Registration Statement No. 333-38792
Registration Statement No. 333-52822
Registration Statement No. 333-83374

Registration Statement No. 333-97937
Registration Statement No. 333-105098
Registration Statement No. 333-109802
Registration Statement No. 333-122639
Registration Statement No. 333-132911
Medium Term Notes:
Registration Statement No. 2-96315
Registration Statement No. 33-03079
Registration Statement No. 33-05125
Registration Statement No. 33-09910
Registration Statement No. 33-16165
Registration Statement No. 33-19820
Registration Statement No. 33-23605
Registration Statement No. 33-27549
Registration Statement No. 33-38879
Other Securities:
Registration Statement No. 333-02275 (Long-Term Incentive Compensation Plan)
Registration Statement No. 333-24889 (Long-Term Incentive Compensation Plan, and Long-Term Incentive Compensation Plan for Managers and Producers)
Registration Statement No. 333-36651 (Hotchkis and Wiley Resale)
Registration Statement No. 333-59263 (Exchangeable Shares of Merrill Lynch & Co., Canada Ltd. re: Midland Walwyn Inc.)
Registration Statement No. 333-67903 (Howard Johnson & Company Resale)
Registration Statement No. 333-45880 (Herzog, Heine, Geduld, Inc. Resale)
Registration Statement No. 333-142690 (First Republic Merger)

Registration Statement No. 333-146204 (First Republic Bank Amended and Restated Employee Stock Purchase Plan)
We are also aware that the aforementioned report, pursuant to Rule 436(c) under the Securities Act of 1933, is not considered a part of a Registration Statement prepared or certified by an accountant or a report prepared or certified by an accountant within the meaning of Sections 7 and 11 of that Act.
/s/ Deloitte & Touche LLP
New York, New York